UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

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Capitol Bancorp Limited

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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CAPITOL BANCORP LIMITED	Shareholder Meeting to be held on 04/22/09
**IMPORTANT NOTICE**	Proxy Materials Available
Regarding the Availability of Proxy Materials for the	· Notice and Proxy Statement
Shareholder Meeting to be held on April 22, 2009	· Annual Report
You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your
vote are now available.	PROXY MATERIALS - VIEW OR RECEIVE

This communication presents only an overview of the more	You can choose to view the materials online or receive a
complete proxy materials that are available to you on the Internet.	paper or e-mail copy. If you want to receive a paper or
We encourage you to access and review all of the important	e-mail copy of these documents, you must request one.
information contained in the proxy materials before voting.	There is NO charge for requesting a copy.
Requests, instructions and other inquiries will NOT
be forwarded to your investment advisor. Please make your request for a copy as instructed below on or before April 3, 2009 to facilitate timely delivery.

CAPITOL BANCORP LIMITED	HOW TO VIEW THE MATERIALS VIA THE INTERNET
200 N. WASHINGTON SQUARE
LANSING, MI 48933	The Notice and Proxy Statement and Annual Report are
available at www.proxyvote.com. Have the 12-Digit
Control Number available when you visit the site.

HOW TO REQUEST A COPY OF MATERIALS

1) BY INTERNET – www.proxyvote.com
2) BY TELEPHONE – 1-800-579-1639
3) BY E-MAIL* – sendmaterial@proxyvote.com
*If requesting materials by e-mail, please send a blank
e-mail with the 12 Digit Control Number (located on the
following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information Meeting Type: Annual Meeting Date: 04/22/09 Meeting Time: 4:00 p.m., EST For holders as of: 02/24/09
How To Vote

Vote In Person
Many shareholder meetings have attendance requirements
including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting.  Please check the meeting materials for any special requirements for meeting attendance.  At the meeting, you will need to request a
ballot to vote these shares.

Meeting Location: Capitol Bancorp Center 200 N. Washington Square Lansing, MI 48933
Vote By Internet
To vote now by Internet, go to WWW.PROXYVOTE.COM.
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern
Standard Time the day before the cut-off date or meeting
date.  Have your Notice in hand when you access the web site and follow the instructions.

Meeting Directions: If you plan to attend the Shareholders’ Meeting and would like directions to Capitol’s office, please call (517) 487-6555.
Electronic Delivery of Future Shareholder
Communications
If you would like to reduce the costs incurred by Capitol Bancorp
Limited in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports
electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the
Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

Voting  items

The Board of Directors recommends a vote
FOR  the following  proposals:

1.     Election of Directors

Class II Directors (to serve until the
annual meeting in 2012):

01)  David O’Leary                          05)  H. Nicholas Genova
02)  Michael J. Devine                    06)  John S. Lewis
03)  Gary A. Falkenberg                 07)  Steven L. Maas
04)  Joel I. Ferguson                       08)  Myrl D. Nofziger

2.         Ratification of the appointment of BDO Seidman, LLP as independent auditors for the year ending December 31, 2009.

    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual
    Meeting.